OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated July 29, 2009

The Board of Trustees of the Fund has approved the appointment of The Delafield Group, a division of Tocqueville Asset Management L.P. ("The Delafield Group of Tocqueville") as a sub-adviser to the Optimum Small-Mid Cap Value Fund. The Delafield Group of Tocqueville will replace Delafield Asset Management, a division of Reich & Tang Asset Management LLC ("Delafield/Reich & Tang") as a sub-adviser. It is currently anticipated that The Delafield Group of Tocqueville will begin serving as sub-adviser on the sleeve of the Fund currently managed by Delafield/Reich & Tang on or about September 28, 2009.

In connection with The Delafield Group of Tocqueville's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled, "Profile: Optimum Small-Mid Cap Value Fund - What are the Fund's main investment strategies?":

What are the Fund's main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small and mid-market capitalization companies (80% policy). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Value Index. As of June 30, 2009, the Russell 2000 Value Index had a market capitalization range between $39 million and $2.3 billion, and the Russell MidCap Value Index had a market capitalization range between $617 million and $12 billion. The market capitalization range for these Indices will change on a periodic basis. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets their respective definition above after purchase continue to be considered either a small- or mid-capitalization company, as applicable, for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's investment objective, the Fund may also invest in foreign securities, including ADRs and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (Manager), has selected The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville), The Killen Group, Inc. (Killen), and Westwood Management Corp. (Westwood) to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, The Delafield Group of Tocqueville considers factors including the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the sub-adviser's analysis, the sub-adviser may invest in financially troubled companies if the sub-adviser believes that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow will be considered attractive. Securities will also be assessed upon their earning power, stated asset value, and off the balance sheet values. The Delafield Group of Tocqueville intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.

In managing its portion of the Fund's assets, Killen adheres to the principles of value investing, using a fundamental, bottom-up approach. Investment research is conducted and produced internally by Killen's own staff. Killen seeks to buy securities that it believes to be undervalued and that offer the potential for long-term capital gains. Generally, the sub-adviser's average holding period for securities is three to four years. Killen will typically hold approximately 40 stocks in its portion of the Fund's assets.

In managing its portion of the Fund's assets, Westwood utilizes a value style of investing in choosing common stocks that it believes have limited downside risk and it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment may include, but are not limited to: an improving return on equity; a declining debt/equity ratio; and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood also has disciplines in place that generally serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

In response to market, economic, political, or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund's Board of Trustees must approve any changes to nonfundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund's objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled, "Who manages the Funds? - Small-Mid Cap Value Fund":

Small-Mid Cap Value Fund
The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville), located at 40 West 57th Street, 19th Floor, New York, NY 10019, has been in the asset management business since 1985. As of June 30, 2009, Tocqueville had approximately $5.8 billion in assets under management. Tocqueville has held its Fund responsibilities since September 2009.

J. Dennis Delafield and Vincent Sellecchia are primarily responsible for the day-to-day management of The Delafield Group of Tocqueville's share of the Fund's assets. Messrs. Delafield and Sellecchia are Managing Directors of Tocqueville. They have been associated with Tocqueville Asset Management L.P. since September 2009. Prior to joining Tocqueville, Messrs. Delafield and Sellecchia were Managing Directors of Reich & Tang Asset Management, LLC. They have both held their Fund responsibilities since the Fund's inception.

The Killen Group, Inc. (Killen) is an independently owned value manager located at 1189 Lancaster Avenue, Berwyn, PA 19312 in suburban Philadelphia. Killen was founded in 1982 and manages private accounts and mutual funds. As of March 31, 2009, The Killen Group had over $496 million in assets under management. Killen has held its Fund responsibilities since January 2006.

Lee S. Grout, CFA, and Robert E. Killen are primarily responsible for the day-to-day management of Killen's share of the Fund's assets. Mr. Grout is Vice President and Head of Investment Research at Killen, which he joined in 1997. Mr. Killen is Chairman, CEO and founder of Killen. Messrs. Grout and Killen have held their Fund responsibilities since January 2006.

Westwood Management Corp. (Westwood) is an investment adviser located at 200 Crescent Court in Dallas, TX. Westwood was founded in 1983 and predominantly serves the institutional marketplace through separately managed portfolios in addition to providing sub-advisory services for commingled funds and mutual funds. As of March 31, 2009, Westwood had approximately $7 billion assets under management. Westwood has held its Fund responsibilities since December 2008.

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood's share of the Fund's assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team has five members: Ragen Stienke, Corey Henegar, Kellie Stark, David Spika, and Susan Byrne. Mr. Stienke, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2004. Prior to joining Westwood, Mr Stienke was with UBS Investment bank in the research department. Mr. Henegar, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2001. Ms. Stark, CFA, is a Senior Vice President and Portfolio Manager who has been with Westwood since 1992. Mr. Spika, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2003. Ms. Byrne is the Chairman, Chief Investment Officer, Portfolio Manager and founder of Westwood. They have held their Fund responsibilities since December 2008.

Please keep this Supplement for future reference.

This Supplement is dated September 25, 2009.